BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST
BlackRock Pennsylvania Municipal Bond Fund
BlackRock New Jersey Municipal Bond Fund
(each, a “Fund”)

SUPPLEMENT DATED JUNE 7, 2010
TO THE PROSPECTUS OF EACH FUND

The Management section of each Fund’s prospectus is revised to include the following additional disclosure:

In addition to the voluntary waivers and/or expense reimbursements described in each Fund’s fee table, BlackRock may voluntarily waive and/or reimburse additional amounts in order to reduce total annual operating expenses of each Fund. These additional waivers and/or expense reimbursements may differ among each Fund’s share classes. The amounts waived and/or reimbursed may result in different impacts to the yield, dividends, and performance among the share classes of a Fund. The yield, dividends and overall performance would be lower without any such voluntary waivers and/or expense reimbursements, which may be discontinued without notice.

PRO-10327-0610SUP